Exhibit A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $.01 par value, of BioWhittaker, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 28th day of August, 1997.

                                    /s/ Douglas Schloss
                                    --------------------------------------------
                                    Douglas Schloss


                                    /s/ Richard P. Schloss
                                    --------------------------------------------
                                    Richard P. Schloss


                                    /s/ Mark K. Schmidt
                                    --------------------------------------------
                                    Mark K. Schmidt


                                    MARCUS SCHLOSS & CO., INC.

                                    By: /s/ Douglas Schloss
                                       -----------------------------------------
                                       Douglas Schloss
                                       Chairman and Chief Executive Officer


                                    MSC PARTNERS, L.P.
                                    By:Rexford Management, Inc.
                                        General Partner


                                    By: /s/ Douglas Schloss
                                       -----------------------------------------
                                       Douglas Schloss
                                       President



                                  Page 15 of 16


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                                    REXFORD MANAGEMENT, INC.


                                    By: /s/ Douglas Schloss
                                       -----------------------------------------
                                       Douglas Schloss
                                       President


                                    REXFORD OFFSHORE, L.L.C.


                                    By: /s/ Douglas Schloss
                                       -----------------------------------------
                                       Douglas Schloss
                                       Managing Member


                                    REXFORD FUND, INC.


                                    By: /s/ Douglas Schloss
                                       -----------------------------------------
                                       Douglas Schloss
                                       President



















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